EXHIBIT 99.1

Press Release                                        Source: Blue Holdings, Inc.

BLUE HOLDINGS ANNOUNCES THE APPOINTMENT OF LARRY J. JACOBS, CPA AS NEW CHIEF FINANCIAL OFFICER

Monday December 11, 4:00 pm ET

COMMERCE, Calif.--(BUSINESS WIRE)--Blue Holdings, Inc. (NASDAQ:BLUE - NEWS), a designer, manufacturer and distributor of high-end fashion jeans, denim apparel and contemporary knits, today announced the appointment of Larry J. Jacobs as its new Chief Financial Officer, effective immediately. Mr. Jacobs succeeds Patrick Chow, who resigned from his position to pursue other opportunities. Mr. Chow will remain with the Company until December 29, 2006 to help facilitate a smooth transition.

Paul Guez, Chairman and Chief Executive Officer of Blue Holdings, Inc., said, "I want to thank Patrick for his many contributions. Patrick has been an important contributor to the growth of Blue Holdings and we wish him the best of luck in his future endeavors."

Larry Jacobs joins the Company with 35 years of experience in auditing, financial consulting, operational and administrative management. Prior to joining Blue Holdings, Mr. Jacobs was the Chief Operating Officer of Complete Clothing Company, an apparel company based in Vernon, Calif. In this position, Mr. Jacobs was responsible for all operational aspects of the business including financial management, licensing and forecasting. Previously, Mr. Jacobs was President of Cumran, Inc., where he oversaw all financial, marketing and sales functions of the apparel company in Chatsworth, California. Before joining the apparel industry, Mr. Jacobs spent 20 years in public accounting at Stonefield Josephson as an audit and business consulting partner. Mr. Jacobs' experience also includes serving as a senior accountant in the Division of Corporate Finance of the United States Securities and Exchange Commission and also in the SEC's Division of Enforcement.

"I am very pleased to have Larry join our team," stated Guez. "With his extensive financial experience and apparel industry expertise, Larry will be instrumental in ensuring we focus our efforts on the areas that will result in meaningful progress on our strategic plan and benefit the Company and its shareholders."

"I welcome the significant opportunity that joining Blue Holdings affords," said Larry Jacobs, Chief Financial Officer. "I look forward to helping orchestrate improvements across areas of the business that will contribute toward Blue Holdings' reaching its full potential in the marketplace."

About Blue Holdings Inc.

Blue Holdings, Inc., directly and through its wholly owned subsidiaries, Antik Denim, LLC and Taverniti So Jeans, LLC, designs, develops, manufactures, markets, distributes and sells high-end fashion jeans, apparel, and accessories under the "Antik Denim," "Yanuk," "Taverniti So Jeans," and "Life and Death" brands, both in the United States and internationally. Blue Holdings currently sells men's, women's and children's styles. Antik Denim, Yanuk, Taverniti So, and Life and Death jeans and apparel are made from high-quality fabrics milled in the United States,


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Japan,  Italy and Spain,  and are processed  with  cutting-edge  treatments  and finishes. Blue Holdings' concepts, designs, embellishments, patent-pending pockets and great attention to detail and quality give it a competitive advantage in the high-end fashion jeans market.

Forward-Looking  Statements

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

CONTACT:
Blue Holdings, Inc.
Larry Jacobs, CFO, 323-725-5555
larry.jacobs@blueholdings.com
or
Integrated Corporate Relations
Andrew Greenebaum or Patricia Dolmatsky, 310-954-1100 agreenebaum@icrinc.com pdolmatsky@icrinc.com


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